UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 16, 2010

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2010, the Registrant’s Board of Trustees (the “Board”), as part of an ongoing personnel development and succession program, elected Roger A. Waesche, Jr. as President, in addition to his current duties as Chief Operating Officer (COO).  Randall M. Griffin, currently President and Chief Executive Officer (CEO), will continue in his role as CEO.  The change in responsibilities is effective immediately, and has not altered the compensation of the above-named individuals.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated September 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2010

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Stephen E. Riffee
	Name:	Stephen E. Riffee
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release dated September 17, 2010